Consolidated Statements of Loss $ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2022 USD ($) $ / shares shares	Dec. 31, 2021 USD ($) $ / shares shares	Dec. 31, 2020 USD ($) $ / shares shares
Revenue
Revenue	$ 18,475	$ 41,708	$ 19,554
Cost of sales	(18,035)	(37,473)	(16,977)
Gross margin	440	4,235	2,577
Expenses
Sales and administration	9,526	7,812	4,522
Stock-based compensation	1,380	1,353	738
Amortization	2,572	872	480
Interest and finance costs	2,258	716	545
Gain on modification of debt	(803)
Foreign exchange (gain) loss	3,253	341	(548)
Expenses	18,186	11,094	5,737
Loss before taxes	(17,746)	(6,859)	(3,160)
Current income tax expense	202	464	76
Net loss	$ (17,948)	$ (7,323)	$ (3,236)
Loss per share
Basic & diluted | (per share)	$ (0.45)	$ (0.24)	$ (0.13)
Weighted average number of common shares outstanding
Basic & diluted | shares	39,650,426	30,827,688	25,759,134
Vehicle Sales [Member]
Revenue
Revenue	$ 13,165	$ 38,197	$ 16,247
Other [Member]
Revenue
Revenue	$ 5,310	$ 3,511	$ 3,307